SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WEBEX COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

WEBEX COMMUNICATIONS, INC.

307 WEST TASMAN DRIVE

SAN JOSE, CALIFORNIA 95134

(408) 435-7000

April 7, 2003

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of WebEx Communications, Inc. that will be held on May 14, 2003, at 10:00 A.M., at the Company’s principal executive offices at 307 West Tasman Drive, San Jose, California 95134.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Your vote is important, so please return your proxy promptly.

The Proxy Statement and the related proxy form, as well as a copy of the Company’s 2002 Annual Report to Stockholders, are being mailed to stockholders entitled to vote at the meeting on or about April 7, 2003.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

Subrah S. Iyar Chief Executive Officer

WEBEX COMMUNICATIONS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 14, 2003

To the Stockholders of WebEx Communications, Inc.:

The Annual Meeting of Stockholders of WebEx Communications, Inc., a Delaware corporation (the “Company”), will be held at the principal executive offices of the Company at 307 West Tasman Drive, San Jose, California 95134 on Wednesday, May 14, 2003, at 10:00 A.M., Pacific Daylight Time, for the following purposes:

1)	To elect two Class III Directors to serve until the 2006 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified;

2)	To ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003; and

3)	To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

Stockholders of record as of the close of business on March 24, 2003 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office, 307 West Tasman Drive, San Jose, California 95134, for ten days before the meeting.

It is important that your shares are represented at this meeting. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHT TO ATTEND OR VOTE AT THE MEETING.

By Order of the Board of Directors

April 7, 2003
David Farrington Secretary

WEBEX COMMUNICATIONS, INC.

307 WEST TASMAN DRIVE

SAN JOSE, CALIFORNIA 95134

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WebEx Communications, Inc., a Delaware corporation (which we will refer to as the “Company” or “WebEx” throughout this Proxy Statement), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the principal executive offices of the Company at 307 West Tasman Drive, San Jose, California 95134, on Wednesday, May 14, 2003, at 10:00 A.M., Pacific Daylight Time, and any postponement or adjournment thereof (the “Annual Meeting”). The Company’s telephone number is (408) 435-7000.

This Proxy Statement, the accompanying form of proxy and the Company’s Annual Report on Form 10-K, containing financial statements and financial statement schedules required to be filed for the fiscal year ended December 31, 2002, are being mailed to stockholders entitled to vote at the meeting on or about April 7, 2003.

The Company will provide copies of exhibits to the Annual Report on Form 10-K to any requesting stockholder upon payment of a reasonable fee and upon request of the stockholder made in writing to WebEx Communications, Inc., 307 West Tasman Drive, San Jose, California 95134, Attn: David Farrington, General Counsel. The request must include a representation by the stockholder that, as of March 24, 2003, such stockholder was entitled to vote at the Annual Meeting.

Record Date; Voting Securities

Stockholders of record at the close of business on March 24, 2003 (which we will refer to as the “Record Date” throughout this Proxy Statement) are entitled to vote at the Annual Meeting. As of the close of business on that date, the Company had approximately 41,182,734 shares of common stock, $0.001 par value (the “Common Stock”), issued and outstanding and entitled to vote.

How You Can Vote

Stockholders of record may vote their shares at the Annual Meeting either in person or by proxy. To vote by proxy, stockholders should mark, date, sign and mail the enclosed proxy form in the prepaid envelope. Returning a proxy form will not affect a stockholder’s right to vote if the stockholder attends the Annual Meeting and wants to vote in person. Stockholders holding shares through a bank or broker should follow the voting instructions on the proxy form received.

Revocability of Proxies

The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting.

Required Vote

Each holder of Common Stock is entitled to one vote for each share held as of the Record Date. Directors are elected by a plurality vote. The two nominees for Class III Directors who receive the most votes cast in their favor will be elected to serve as a director. In order to be adopted, the proposal to ratify the Company’s appointment of the designated independent auditors will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal.

Quorum; Abstentions; Broker Non-Votes

Votes cast by proxy or in person at the Annual Meeting (“Votes Cast”) will be tabulated by the Inspector of Elections (the “Inspector”), with the assistance of the Company’s transfer agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

The Inspector will treat shares that are voted “Withheld” or “Abstain” as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted (i) “FOR” the election of the two nominees for Class III Directors set forth herein; (ii) “FOR” the ratification of KPMG LLP, as independent public auditors of the Company for the fiscal year ending December 31, 2003; and (iii) upon such other business as may properly come before the Annual Meeting or any adjournment thereof in accordance with the discretion of the proxyholder, but will not be voted in the election of directors. Proxies that are not returned will not be counted in determining the presence of a quorum and will not be counted toward any vote.

If a broker indicates on the enclosed proxy form or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered “Votes Cast” and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

Solicitation of Proxies

The expense of printing, mailing proxy materials and soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors or employees, none of whom will receive additional compensation for assisting with such solicitation.

IMPORTANT

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

PROPOSAL 1

ELECTION OF DIRECTORS

Number of Directors and Terms

The Company’s Certificate of Incorporation and Bylaws authorize up to nine (9) members of the Board of Directors, and the current size is set at eight (8) board members. The Company’s Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes. The first class, Class I, currently consists of two (2) directors. The second class, Class II, currently consists of three (3) directors. The third class, Class III, currently consists of three (3) directors. The term of office for Class I expires at the annual meeting of stockholders to be held in 2004, the term of office for Class II expires at the annual meeting of stockholders to be held in 2005 and the term of office for Class III expires at the annual meeting of stockholders to be held on May 14, 2003. The term of each of these three classes will then expire at the third annual meeting following the date of expiration described in the previous sentence. A director elected to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of the term of the class of directors in which the vacancy occurred and until his or her successor is elected and qualified.

There are three (3) directors in the class whose term of office expires in 2003, Class III. The nominees for director are Subrah S. Iyar and Min Zhu. The third director in Class III, Vivek Ranadivé, will retire from the Board of Directors effective at the time of the Annual Meeting, leaving one vacancy in Class III following the Annual Meeting. Each of the nominees for election is currently a member of the Board of Directors who was previously elected by the stockholders. If elected at the Annual Meeting, both of the nominees would serve until the 2006 Annual Meeting and until his successor is elected and has qualified, or until his earlier death, resignation or removal. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

Set forth below is biographical information for each person nominated and each director whose term of office will continue after the Annual Meeting.

Nominees for Election for a Three-Year Term Expiring at the 2006 Annual Meeting

Subrah S. Iyar, age 45, is a co-founder of WebEx and has served as its Chairman and Chief Executive Officer since January 1997. Prior to founding WebEx, Mr. Iyar served as Vice President and General Manager of the Northern California Internet Business division of Quarterdeck Corporation, a software company, from October 1995 until November 1996. From 1983 to 1995, Mr. Iyar held several senior positions in Business Development, Marketing and Sales management at Apple Computer, Inc., a computer hardware company, and Intel Corporation, a semiconductor company. Mr. Iyar holds a B.S. in Electrical Engineering from the Indian Institute of Technology and an M.S. in Computer Engineering from the University of Southwestern Louisiana.

Min Zhu, age 53, is a co-founder of WebEx and has served as its President and Chief Technical Officer since February 1997. Prior to founding WebEx, Mr. Zhu in 1991 co-founded Future Labs, a real-time collaboration software company which was subsequently sold to Quarterdeck in 1996. Mr. Zhu holds an M.S. in Engineering Economics Systems from Stanford University.

Required Vote

The two (2) nominees receiving the highest number of affirmative votes of the shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as Class III Directors. Unless marked to the contrary, proxies received will be voted “FOR” management’s nominees.

The Board of Directors recommends a vote “FOR” the election of Subrah S. Iyar and Min Zhu as the Class III Directors of the Company.

Directors Continuing in Office until the 2004 Annual Meeting

Somshankar Das, age 52, has served as a director of WebEx since December 1999. Mr. Das has served as Chief Executive Officer of e4e, Inc., a technology and business services company, since May 2000. From June 1997 until May 2000, Mr. Das served as a partner with Walden International Investment Group, an investment firm. Prior to joining Walden International Investment Group, Mr. Das served as Director for Worldwide Business Development at VLSI Technology, Inc., a semiconductor manufacturer, from July 1985 to May 1997. Mr. Das holds an M.S. in Physics and Mathematics from Calcutta University and an M.B.A. from Stanford University.

Casimir Skrzypczak, age 61, has served as a director of WebEx since August 2002. Since July 2001, Mr. Skrzypczak has been a general partner in Global Asset Capital Investment, an investment company. From October 1999 to July 2001, Mr. Skrzypczak was Senior Vice President at Cisco Systems, Inc., a provider of networking products and services. From July 1997 to October 1999, Mr. Skrzypczak served as Corporate Vice President and Group President of Professional Services at Telcordia Technologies, Inc., a provider of operations support systems, network software and consulting services to the telecommunications industry. Mr. Skrzypczak serves on the boards of Sirenza Microdevices Inc., a supplier of integrated circuits for the wireless and wireline telecommunications markets, ECI Telecom Ltd, a provider of telecommunications networking solutions, and JDS Uniphase Corporation, a manufacturer of optical products for communications and industrial, commercial and consumer applications. Mr. Skrzypczak holds a B.S. in Mechanical Engineering from Villanova University and an M.S. in Operations Research from Hofstra University.

Directors Continuing in Office until the 2005 Annual Meeting

Jan Baan, age 57, has served as a director of WebEx since January 2000. Since December 1999, Mr. Baan has served as Chairman and Chief Executive Officer of Vanenburg Group B.V., a Dutch venture capital and technology consulting company, and since April 2000 as a director of Capital Management I, B.V., a private limited liability company whose main activities include providing venture capital funding for technology companies worldwide. Prior to joining Vanenburg Group B.V., Mr. Baan in 1978 founded Baan Company N.V., a publicly-held enterprise applications software company.

Anthony R. Muller, age 60, has served as a director of WebEx since February 2002. From January 1998 until his retirement in February 2003, Mr. Muller was Executive Vice President and Chief Financial Officer of JDS Uniphase Corporation, a manufacturer of optical products for communications and industrial, commercial and consumer applications. From September 1996 to January 1998, he served as Senior Vice President and Chief Financial Officer of Micro Focus Group Plc., a supplier of software tools. Mr. Muller also serves as a member of the board of directors of Silicon Graphics, Inc., a manufacturer of high performance computing systems. Mr. Muller holds a B.A. degree from the University of Pennsylvania and an M.B.A. degree from Stanford University.

Mark Leslie, age 57, has served as a director of WebEx since February 2002. Mr. Leslie served as the Chief Executive Officer of Veritas Software, Inc., a software company, from 1990 to November 2000 and as Chairman of the Board from April 1997 until January 2002. Mr. Leslie currently serves on the boards of Veritas Software and Avaya Corporation, a supplier of enterprise communications solutions and services. Mr. Leslie holds a B.A. in physics and mathematics from New York University and completed Harvard Business School’s program for management development.

Board Meetings and Committees

The Board of Directors held five meetings during 2002. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve except (i) Vivek Ranadivé who attended 40% of the board meetings and 50% of the compensation committee meetings, (ii) Jan Baan who attended 50% of the compensation committee meetings, (iii) Mark Leslie who attended 50% of the board meetings occurring during the portion of 2002 that he was a director, and (iv) David Ure, a director who resigned in August 2002 and who attended 66% of the board meetings and 33% of the audit committee meetings occurring during the portion of 2002 that he was a director. In February 2002, Scott Sandell resigned from the Board of Directors, and the Company appointed Anthony R. Muller and Mark Leslie to the Board of Directors. In August 2002, David Ure resigned from the Board of Directors, and the Company appointed Casimir Skrzypczak to the Board of Directors.

The Board of Directors has appointed a Compensation Committee, an Audit Committee, a Non-Executive Compensation Committee and a Nominating and Governance Committee.

Compensation Committee

Number of Members:	Three

Members:	Mr. Baan (since February 2002) Mr. Leslie (since February 2002) Mr. Ranadivé (not standing for re-election)

Number of Meetings:	Seven

Functions:

Assists in the implementation of, and provides recommendations with respect to, general and specific compensation policies and practices of the Company for directors, officers and other employees, administers the various incentive compensation and benefit plans and recommends policies relating to such plans. Reviews the performance of and establishes the compensation of the Company’s executive officers.

Audit Committee

Number of Members:	Three

Members:	Mr. Das Mr. Muller (since February 2002) Mr. Skrzypczak (since August 2002)

Number of Meetings:	Six

Functions:

Reviews the scope of the annual audit, monitors the independent auditor’s relationship with the Company, reviews the Company’s internal accounting procedures and financial management practices with the Company’s independent auditors, selects independent auditors to audit the Company’s books and records, subject to approval of the Board of Directors and ratification by the stockholders, and pre-approves non-audit services provided by the independent auditors.

Non-Executive Compensation Committee

Number of Members:	One

Member:	Mr. Iyar

Functions:	Determines salaries and incentive compensation for the Company’s non-executive employees and consultants.

Nominating and Governance Committee

Number of Members:	Three

Members:	Mr. Baan Mr. Leslie Mr. Skrzypczak

Number of Meetings:	None (committee was formed in August 2002)

Functions:

Identifies individuals qualified to become members of the Company’s Board of Directors, selects the director nominees to be considered for election at the annual meeting of stockholders, develops and recommends to the Company’s Board of Directors a set of corporate governance principles and codes of ethics to be applicable to the Company, evaluates the performance of the Company’s management, and performs such other duties and responsibilities as set forth in the charter of the committee. The Nominating and Governance Committee will consider nominees for the Company’s Board of Directors recommended by the Company’s stockholders.

Compensation of Directors

Directors who are employees of the Company do not receive any cash compensation for service on the Board of Directors. The Company reimburses each member of the Board of Directors who is not an employee of the Company for out-of-pocket expenses incurred in connection with attending board meetings. Pursuant to the Company’s 2000 Stock Incentive Plan (the “2000 Incentive Plan”), non-employee directors of the Company are automatically granted options to purchase shares of the Company’s Common Stock. Under the 2000 Incentive Plan, each non-employee director is granted an option to purchase 60,000 shares of Common Stock on the date on which he or she first becomes a non-employee director. Thereafter, on the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, each non-employee director is automatically granted an additional option to purchase 25,000 shares of Common Stock if, as of the annual meeting date, he or she has served as a director for at least six months and, on such date, he or she will continue to serve on the Company’s Board of Directors. In August 2002, the Board of Directors approved an amendment to the 2000 Incentive Plan. As amended, the 2000 Incentive Plan provides that each non-employee director who serves as chairman of a committee of the Board of Directors will be granted an option to purchase 30,000 shares of Common Stock for each such position held, and each non-employee director who serves as a member of a committee of the Board of Directors will be granted an option to purchase 10,000 shares of Common Stock for each position held. Prior to the amendment in August 2002, option grants to non-employee directors vested in four installments in each anniversary of the date of grant. As amended, the 2000 Incentive Plan provides that options granted to non-employee directors vest in forty-eight (48) equal monthly installments on each monthly anniversary of the date of such option grant. Committee chairmen and committee members will be granted additional options for their committee service after their initial options become fully vested.

Options granted under the 2000 Incentive Plan have an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant, a maximum term of ten (10) years and become fully vested in the event of a change in control of the Company.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of three non-employee directors, Mr. Baan, Mr. Leslie and Mr. Ranadivé. None of the Compensation Committee members serves as a member of the board of directors or compensation committee of any entity that has one or more other executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2002 and through February 2003, the Company had contracts for engineering services with three companies in China owned by Mr. Min Zhu, our President and Chief Technical Officer, a member of our Board of Directors and a major stockholder, together with his wife. Under these contracts, the Chinese companies performed development projects, assigned ownership of the work performed to the Company, and invoiced the Company for services rendered based on a monthly fee per employee working on the Company’s projects. These companies provided a significant amount of quality assurance testing and software development activities for the Company. The Company paid approximately $3,750,000 for these services in 2002. In February 2003, the Company acquired substantially all of the assets of these companies for $200,000 and hired most of the employees of these companies. The $200,000 purchase price was approved by the Company’s Board of Directors and was based upon an independent third-party appraisal of the value of the purchased assets.

In April 2000, the Company loaned $3.6 million to Subrah Iyar, the Company’s Chief Executive Officer and Chairman of the Board of Directors. The loan was for a two-year term and bore interest at a rate of 6.5% per year. The loan was secured by Mr. Iyar’s residence and 1,000,000 shares of the Company’s Common Stock held by Mr. Iyar. In 2002, the largest aggregate amount outstanding under this loan was approximately $1,117,630. Mr. Iyar made one principal payment on this loan of $1,200,000 on June 28, 2001, and Mr. Iyar made, respectively, principal and interest payments of $1,300,000 and $361,596 on this loan on December 28, 2001. On March 26, 2002, Mr. Iyar paid the remaining balance and all remaining interest under the loan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of February 28, 2003 as to shares of Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company’s executive officers named under “Executive Compensation and Related Information—Summary Compensation Table,” (iii) each of the Company’s directors, and (iv) all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Applicable percentage ownership is based on 41,149,838 shares of Common Stock outstanding as of February 28, 2003.

Unless otherwise indicated, the address for the following stockholders is c/o WebEx Communications, Inc., 307 West Tasman Drive, San Jose, California 95134.

Name and Address of Beneficial Owner:	Shares Beneficially Owned	Percentage Beneficially Owned
5% Stockholders:
Vanenburg Capital Management I B.V.(2)	7,114,533	17.3%
Oppenheimer Funds, Inc.(3)	2,622,000	6.4
Fidelity Management and Research Company(4)	2,488,824	6.0
Brown Investment Advisory and Trust Company(5)	2,379,775	5.8
TCW Group, Inc.(6)	2,313,356	5.6

Executive Officers and Directors:
Subrah S. Iyar(7)	4,840,235	11.7
Min Zhu(8)	4,762,092	11.5
Craig Klosterman(9)	416,837	1.0
David Farrington(10)	186,588	*
David Hsieh(11)	29,666	*
Jan Baan(2)(12)	7,180,178	17.4
Somshankar Das(13)	60,145	*
Vivek Ranadivé(14)	72,679	*
Mark Leslie(15)	25,000	*
Anthony R. Muller(16)	20,500	*
Casimir Skrzypczak(17)	13,333	*
All directors and executive officers as a group(13 persons)(18)	17,634,510	41.6%

*	Less than 1% of the outstanding shares of the Company’s Common Stock.

(1)	To the Company’s knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 28, 2003 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing ownership of any other person.

(2)

Principal address is Postbus 231, 3880 AE Putten The Netherlands. Stock ownership based solely on an Amendment to Schedule 13G filed jointly by Vanenburg Capital Management I, B.V., Vanenburg Capital Management Holdings B.V., Vanenburg Group B.V. and Jan Baan on February 7, 2003. Vanenburg Capital Management I, B.V. is the record holder of 7,114,533 shares of Common Stock as of December 31, 2002. By virtue of its relationship as Vanenburg Capital Management I, B.V.’s sole stockholder, Vanenburg Capital Management Holdings B.V. may be deemed to own beneficially the shares held by Vanenburg Capital Management I, B.V. By virtue of its relationship as Vanenburg Capital Management Holdings B.V.’s sole stockholder, Vanenburg Group B.V. may be deemed to own beneficially the shares held by Vanenburg Capital Management I, B.V. As the sole director of Vanenburg Capital Management I, B.V., Jan Baan may be deemed to own beneficially the shares held by Vanenburg Capital Management I, B.V. Each of Vanenburg Capital Management I, B.V., Vanenburg Capital Management Holdings B.V., Vanenburg Group B.V. and Jan Baan disclaim beneficial ownership of these shares, except to the extent of each person’s pecuniary interest therein.

(3)	Principal address is 498 Seventh Avenue, New York, New York 10018. Stock ownership based solely on a Schedule 13G filed by Oppenheimer Funds, Inc. on February 12, 2003.

(4)	Principal address is 82 Devonshire Street, Boston, Massachusetts 02109. Stock ownership based solely on a Schedule 13G filed jointly by FMR Corp., Edward C. Johnson 3rd and Abigail P. Johnson on February 14, 2003. Each of Fidelity Management and Research Company, its parent FMR Corp. and Edward C. Johnson 3rd (Chairman of FMR Corp.) reports having sole power to dispose of 2,485,700 of the shares as of December 31, 2002. None of Fidelity Management and Research Company, FMR Corp., Edward C. Johnson 3rd and Abigail P. Johnson (a director of FMR Corp.) reports having the sole power to vote or direct the voting of 2,485,700 of the shares which power resides in Fidelity Management and Research Company’s Board of Trustees. As of December 31, 2002 members of the Edward C. Johnson 3rd’s family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. Geode Capital Management, LLC, 53 State Street, Boston, Massachusetts 02109, whose managers are certain employees and shareholders of FMR Corp., reports being the beneficial owner of 3,124 shares as of December 31, 2002.

(5)	Principal address is 901 South Bond Street, Suite 400, Baltimore, Maryland 21231. Stock ownership based solely on a Schedule 13G filed jointly by Brown Investment Advisory Incorporated and Brown Investment Advisory and Trust Company on February 14, 2003, and a Schedule 13F filed by Brown Investment Advisory and Trust Company on February 10, 2003. Brown Investment Advisory and Trust Company reports sole voting power as to 33,731 shares and no voting power as to 2,346,044 shares, each as of December 31, 2002.

(6)	Principal address is 865 South Figueroa Street, Los Angeles, California 90017. Stock ownership based solely on an Amendment to Schedule 13G filed by The TCW Group, Inc. on February 5, 2003. The TCW Group, Inc. reports shared voting and shared dispositive power with its direct and indirect subsidiaries and Societe General, S.A., the TCW Group’s ultimate parent company, with respect to 2,313,356 shares as of December 31, 2002. Societe Generale, S.A. disclaims beneficial ownership of these shares.

(7)	Includes 364,785 shares issuable under immediately exercisable options of which 37,500 are subject to the Company’s right of repurchase. Includes 566,500 shares held in trust for Mr. Iyar’s family for which Mr. Iyar is the trustee.

(8)	Includes 364,785 shares issuable under immediately exercisable options of which 37,500 shares are subject to the Company’s right of repurchase.

(9)	Includes 48,334 shares which are subject to the Company’s right of repurchase and 500 shares which are issuable under immediately exercisable options.

(10)	Includes 157,389 shares which are issuable under immediately exercisable options of which 45,833 shares are subject to the Company’s right of repurchase.

(11)	Includes 29,666 shares issuable under immediately exercisable options.

(12)	Includes 63,645 shares issuable under immediately exercisable options.

(13)	Includes 58,645 shares issuable under immediately exercisable options.

(14)	Includes 71,979 shares issuable under immediately exercisable options.

(15)	Includes 25,000 shares issuable under immediately exercisable options.

(16)	Includes 20,000 shares issuable under immediately exercisable options.

(17)	Includes 13,333 shares issuable under immediately exercisable options.

(18)	Includes 48,334 shares subject to the Company’s right of repurchase and 1,196,602 shares issuable under immediately exercisable options of which 120,833 shares are subject to the Company’s right of repurchase.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The following table summarizes all compensation paid to the Company’s Chief Executive Officer and each of the Company’s other four (4) most highly compensated executive officers for the fiscal years ended December 31, 2002, 2001, and 2000 whose total salary and bonus exceeded $100,000, for services rendered in all capacities to the Company during 2002. These individuals are referred to as the named executive officers. Other than the salary and bonus described below, the Company did not pay any named executive officer in the Summary Compensation Table any fringe benefits, perquisites or other compensation in excess of 10% of that executive officer’s salary and bonus during each of 2002, 2001 and 2000.

Summary Compensation Table

		Annual Compensation		Long Term Compensation
Name and Principal Position	Year			Securities Underlying Options (#)
		Salary ($)	Bonus ($)(1)
Subrah S. Iyar Chief Executive Officer	2002 2001 2000	184,400 180,000 180,000	— — —	500 469,880 150,000

Min Zhu President and Chief Technical Officer	2002 2001 2000	180,000 180,000 180,000	— — —	500 469,880 150,000

Craig Klosterman(2) Chief Financial Officer	2002 2001 2000	180,000 180,000 157,500	— — —	500 — 400,000

David Hsieh(3) Vice President, WebEx Services	2002	163,730	30,000	140,500

David Farrington(4) Vice President, General Counsel and Secretary	2002 2001	150,000 150,000	5,000 —	500 52,000

(1)	Amounts paid as bonuses for services rendered are reported for the year in which they were earned even if they were paid in the following fiscal year.

(2)	Mr. Klosterman joined the Company in February 2000.

(3)	Mr. Hsieh joined the Company in February 2002.

(4)	Mr. Farrington became an executive officer on August 1, 2001.

Stock Options

The following tables set forth information regarding stock options granted to and exercised by the individuals named in the Summary Compensation Table above during fiscal 2002, and the number and value of the options held by each individual as of December 31, 2002. All options listed below were granted under the 2000 Stock Incentive Plan. The percent of total options granted is based on a total of 3,665,407 options granted to employees during 2002. Options granted to Messrs. Klosterman, Hsieh and Farrington were granted at the fair market value on the date of grant, and options granted to Messrs. Iyar and Zhu were granted at 110% of the fair market value on the date of grant.

Option Grants in 2002

Name	Individual Grants
	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date(2)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
					5%($)	10%($)
Subrah S. Iyar	500	0.01%	$17.60	3/8/07	$1,410	$4,084

Min Zhu	500	0.01	17.60	3/8/07	1,410	4,084

Craig Klosterman	500	0.01	16.00	3/8/12	5,031	12,750

David Hsieh	100,000 500 40,000	2.73 0.01 1.09	14.27 16.00 13.88	2/13/12 3/8/12 7/29/12	897,433 5,031 349,162	2,274,270 12,750 884,846

David Farrington	500	0.01	16.00	3/8/12	5,031	12,750

(1)	Options were granted by the Board of Directors and generally vest monthly over a 4 year period. All of the options granted in 2002 were granted under the Company’s 2000 Stock Incentive Plan.

(2)	The options granted to Messrs. Iyar and Zhu have a term of 5 years, and the options granted to Messrs. Klosterman, Hsieh and Farrington have a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(3)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of five percent (5%) and ten percent (10%) compounded annually from the date the respective options were granted to their expiration date and are not presented to forecast possible future appreciation, if any, in the price of our Common Stock. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares of Common Stock. The actual gains, if any, on the stock option exercises will depend on the future performance of our Common Stock, the optionee’s continued employment through applicable vesting periods and the date on which the options are exercised.

Aggregated Option Exercises in Last Fiscal Year and 2002 Year End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at December 31, 2002 (#)	Value of Unexercised In-the-Money Options at December 31, 2002 ($)(2)
			Exercisable/Unexercisable	Exercisable/Unexercisable
Subrah S. Iyar(3)	—	$—	325,961/294,419	$638,989/19,500
Min Zhu(3)	—	—	325,961/294,419	638,989/19,500
Craig Klosterman	—	—	—/500	—/—
David Hsieh	—	—	—/140,500	—/117,800
David Farrington(3)	—	—	151,556/34,000	1,757,216/730

(1)	Calculated based on the fair market value of the underlying securities at the exercise date minus the exercise price, multiplied by the number of shares underlying the option.

(2)	Calculated based on the fair market value of the underlying securities at December 31, 2002 ($15.00 per share) minus the exercise price, multiplied by the number of shares underlying the option.

(3)	A portion of the shares exercisable are subject to the Company’s right of repurchase if the optionee is terminated, which right lapses over time.

Indebtedness of Management

In April 2000, the Company loaned $3.6 million to Subrah Iyar, the Company’s Chief Executive Officer and Chairman of the Board of Directors. The loan was for a two-year term and bore interest at a rate of 6.5% per year. The loan was secured by Mr. Iyar’s residence and 1,000,000 shares of the Company’s Common Stock held by Mr. Iyar. In 2002, the largest aggregate amount outstanding under this loan was approximately $1,117,630. Mr. Iyar made one principal payment on this loan of $1,200,000 on June 28, 2001, and Mr. Iyar made, respectively, principal and interest payments of $1,300,000 and $361,596 on this loan on December 28, 2001. On March 26, 2002, Mr. Iyar paid the remaining balance and all remaining interest under the loan.

Employment Agreements and Change in Control Arrangements

The Company does not have formal written employment agreements with any of the named executive officers. However, Subrah Iyar, the Company’s Chief Executive Officer and Chairman of the Board of Directors, and Min Zhu, the Company’s President, Chief Technical Officer and member of the Board of Directors, were employed under the terms of two-year employment agreements which expired in August 2000. Under the terms of those agreements, Messrs. Iyar and Zhu were each entitled to an initial annual salary of $180,000 and bonuses tied to criteria established by the Board of Directors. Although those agreements have expired, there have been no material changes in the employment relationships between the Company and Mr. Iyar or Mr. Zhu.

Pursuant to the terms of Mr. Klosterman’s option agreements, the vesting of 50% of Mr. Klosterman’s unvested options may be accelerated upon a change in control of the Company, with an additional 25% of the unvested options to be accelerated if, following the change in control, Mr. Klosterman is terminated without cause. Pursuant to the terms of Mr. Farrington’s option agreements, the vesting of 80% of Mr. Farrington’s unvested options may be accelerated upon a change in control of the Company. Pursuant to the terms of the most recent of Mr. Hsieh’s option agreements awarded in 2002, the vesting of 25% of the unvested options under such agreement may be accelerated upon a change in control of the Company occurring during the first year of Mr. Hsieh’s employment, in the event that Mr. Hsieh is not offered comparable employment with the surviving entity. If the change in control occurs after the first year of Mr. Hsieh’s employment, the vesting of 33% of the unvested options under such agreement may be accelerated if Mr. Hsieh meets two conditions: (i) that Mr. Hsieh be employed by the surviving entity following the change in control, and (ii) that, in the event Mr. Hsieh desires to voluntarily terminate his employment with the surviving entity during the first six months following the change in control, Mr. Hsieh nevertheless remain an employee of the surviving entity to provide transition assistance for as long a period as desired by the surviving entity, with such period not to extend beyond the six-month anniversary date of the change in control.

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The compensation committee of the Company’s Board of Directors (the “Compensation Committee”) sets and administers the policies governing annual compensation of executive officers, considers their performance and makes recommendations regarding their cash compensation and stock options to the full Board of Directors. The Compensation Committee was established in connection with the Company’s initial public offering and therefore the Compensation Committee has a relatively limited history. The Compensation Committee expects, pursuant to its charter, to periodically review the approach to executive compensation and make changes as competitive conditions and other circumstances warrant, and will seek to ensure the Company’s compensation philosophy is consistent with the Company’s best interests and is properly implemented.

From January 2002 to February 2002, the Compensation Committee consisted of two non-employee directors, Somshankar Das and Scott Sandell, neither of whom had interlocking relationships as defined by the Securities and Exchange Commission. In February 2002, Jan Baan, Mark Leslie and Vivek Ranadivé were appointed as members of the Company’s Compensation Committee and Scott Sandell and Somshankar Das resigned as members of the Company’s Compensation Committee. None of Mr. Baan, Mr. Leslie and Mr. Ranadivé has interlocking relationships as defined by the Securities and Exchange Commission.

Compensation Philosophy and Review

In July 2000, the Company completed the initial public offering of its Common Stock and became a reporting company at that time. During the first years of the Company’s existence, the compensation of the executive officers has reflected a private “start-up” company model with the salary component at lower levels and the stock component at higher levels than would be applicable in a more established company environment. As the Company continues to grow and develop, the Company is shifting its compensation plans to mirror those of other publicly traded companies in its sector and to reflect the size and value of the Company.

The Compensation Committee believes that compensation of the Company’s executive officers should (a) encourage creation of stockholder value and achievement of certain corporate objectives, (b) integrate compensation with the Company’s annual and long-term corporate objectives and strategy, and focus executive behavior on the fulfillment of those objectives, (c) provide a competitive total compensation package that enables the Company to attract and retain, on a long-term basis, high-caliber personnel and (d) align the interests of executive officers with the long-term interests of stockholders.

To meet these objectives, executive compensation is comprised of three elements (i) base salary, (ii) variable bonus awards payable in cash and (iii) long-term stock-based incentive awards. The Company’s policy is generally to qualify and structure such compensation arrangements so as to qualify for deductibility under Section 162(m) of the Internal Revenue Code. However, the Company reserves the discretion to pay compensation to its executive officers that may not be deductible.

The summary below describes in more detail the factors which the Board considers in establishing each of the three primary components of the compensation package provided to the Company’s executive officers.

Key Elements of Executive Compensation

The Compensation Committee determined the base salaries and bonuses of the executive officers for fiscal 2003. The Company provides its executive officers with a compensation package consisting of base salary, cash bonus awards and participation in benefit plans generally available to other employees.

Base Salary.    The Compensation Committee reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. The Compensation Committee sets the salary and bonus potential of each executive officer on a case by case basis. Final decisions on base salary adjustments of executive officers other than the Chief Executive Officer are made with the Chief Executive Officer’s involvement. In determining the appropriate salary levels for the executive officers, the Compensation Committee considers, among other factors, each executive officer’s relative position, scope of responsibility, and historical and expected contributions to the Company.

Cash Bonus Awards.    The cash bonus awards vary for each of the executive officers. The bonus award depends on the extent to which business and individual performance objectives are achieved. The Company’s objectives consist of operating, strategic and financial goals that are considered to be critical to its fundamental long-term goal of building stockholder value.

Stock-based Incentive Awards.    Grants of stock options to executive officers are based upon each executive officer’s relative position, scope of responsibility, historical and expected contributions to the Company, and the executive officer’s existing stock ownership and previous option grants. The Compensation Committee strives to align the interests of the Company’s executive officers with the long-term interests of stockholders through stock option grants such that grants of stock options should relate the performance of the executive to the market perception of the performance of the Company.

Chief Executive Officer Compensation

The Compensation Committee meets without the presence of the Chief Executive Officer to evaluate his performance and uses the same procedures described above in setting his annual compensation package. On July 23, 2001, the Compensation Committee made a determination to increase Mr. Iyar’s annual salary to $300,000 from $180,000, the amount set forth in his original employment agreement with the Company, and to provide for an annual target bonus of $200,000. However, Mr. Iyar declined at the time to take any increase in cash compensation until the Company reached certain financial milestones. On December 17, 2002, the Compensation Committee approved an interim increase in Mr. Iyar’s salary to $250,000, with an annual target bonus for 2003 of $100,000, to become effective on April 1, 2003. The Compensation Committee considered Mr. Iyar’s many accomplishments in helping the Company to grow, in helping the Company achieve profitability, and in expanding the depth of the Company’s senior management team as the Company’s business expanded in scope and grew in size. The Compensation Committee also considered Mr. Iyar’s expected contributions to the Company in the future.

Submitted by the Compensation Committee of the Company’s Board of Directors

Jan Baan Mark Leslie Vivek Randivé

STOCK PRICE PERFORMANCE GRAPH

The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company’s Common Stock with the Nasdaq Composite Index and a peer group chosen by the Company (the “Peer Group”), assuming an investment of $100 in each on July 28, 2000 (the date of the Company’s initial public offering). No cash dividends have been declared or paid on the Company’s Common Stock. The Company’s Common Stock has been traded on the Nasdaq National Market from July 28, 2000. The Peer Group is comprised of the following two companies: Centra Software, Inc. and Raindance Communications, Inc. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s Common Stock.

COMPARISON OF YEARLY PERCENTAGE CHANGE IN THE CUMULATIVE TOTAL STOCKHOLDERS RETURN ON THE COMPANY’S COMMON STOCK SINCE JULY 28, 2000

WITH THE NASDAQ COMPOSITE INDEX AND PEER GROUP INDEX

CUMULATIVE TOTAL RETURN AT PERIOD END

	07/28/2000	09/29/2000	12/29/2000	03/30/2001	06/29/2001	09/28/2001	12/31/2001	03/28/2002	06/28/2002	09/30/2002	12/31/2002
WEBX	$100	2.64	1.49	0.79	1.91	1.51	1.77	1.18	1.14	0.80	1.07
Peer Group	$100	0.77	0.33	0.47	1.08	0.63	0.81	0.49	0.45	0.25	0.25
NASDAQ	$100	1.00	0.67	0.50	0.59	0.41	0.53	0.50	0.40	0.32	0.36

The information contained above under the captions “Report of the Compensation Committee of the Board of Directors on Executive Compensation” and “Stock Price Performance Graph” shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except that the Company specifically incorporates it by reference into such filing.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) oversees the Company’s financial reporting process on behalf of the Board of Directors. In addition, the Audit Committee provides independent, objective oversight of the Company’s accounting functions and controls. The Audit Committee operates under a written charter adopted by the Board of Directors and amended by the Board of Directors and the Audit Committee in November 2002. The complete, current written charter of the Audit Committee is attached to this Proxy Statement as Appendix A.

From January 2002 to February 2002, the Audit Committee consisted of three non-employee directors, Somshankar Das, Scott Sandell and David Ure, each of whom was determined to have been independent as defined by Nasdaq Marketplace Rules. In February 2002, Anthony R. Muller was appointed as a member of the Audit Committee and replaced Scott Sandell who resigned as a member of the Company’s Board of Directors and in his capacity as a member of the Company’s committees. In August 2002, Casimir Skrzypczak was appointed as a member of the Audit Committee and replaced David Ure, who resigned as a member of the Company’s Board of Directors and in his capacity as a member of the Company’s committees. Each of the current members of the Audit Committee has been determined to be independent as defined by Nasdaq Marketplace Rules.

In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management and of the independent auditors. Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon.

In this context, the Audit Committee has met and held discussions with management and the independent auditors regarding the Company’s audited financial statements as of and for the year ended December 31, 2002. In its discussions, management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61.

In addition, the Company’s independent auditors provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee discussed with the independent auditors that firm’s independence and considered whether the non-audit services provided by the independent auditors are compatible with maintaining its independence.

Based on the Audit Committee’s discussion with management and the independent auditors, and the Audit Committee’s review of the representation of management including the collection of managerial-level employee disclosure certificates and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company’s independent auditors.

Submitted by the Audit Committee of the Company’s Board of Directors

Somshankar Das Anthony R. Muller Casimir Skrzypczak

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003, subject to ratification by the Company’s stockholders. KPMG LLP has audited the Company’s financial statements since 1997. Representatives of KPMG LLP are expected to be present at the Company’s Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

Audit Fees.    The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual financial statements for fiscal year 2002 and the reviews of the financial statements included in the Company’s Forms 10-Q and Form 10-K, during and for the year ending December 31, 2002, was $475,000. All hours expended on the engagement to audit the Company’s financial statements for fiscal year 2002 were attributed to work performed by KPMG LLP’s full-time, regular employees.

Financial Information Systems Design and Implementation Fees.    No fees were billed for professional services rendered for information technology services related to financial information systems design and implementation by KPMG LLP during fiscal year 2002.

All Other Fees.    The aggregate fees billed for services rendered by KPMG LLP other than for the services described above during fiscal year 2002 was $213,000. These fees related to an audit of the Company’s employee benefit plan, tax compliance, tax consultation, incorporation of foreign subsidiaries and consulting services relating to the internal controls governing the Company’s computer network security.

Upon consideration, the Audit Committee determined that the provision of the services other than the audit services is compatible with maintaining KPMG LLP’s independence.

Required Vote

Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of the Company’s independent auditors.

The Board of Directors recommends a vote “FOR” ratification of KPMG LLP as the Company’s independent auditors.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2004 Annual Meeting must be received by the Secretary of the Company no later than December 9, 2003 in order that they may be included in the Company’s proxy statement and form of proxy relating to that meeting.

A stockholder proposal not included in the Company’s proxy statement for the 2004 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Company’s Bylaws provide that the Company must have received the stockholder’s notice not less than 50 days nor more than 75 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 65 days prior to the meeting date, the Company must receive the stockholder’s notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided such public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. To the Company’s knowledge, based solely on a review of Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Rule 16a-3(e) of Exchange Act, the Company believes that all of the Section 16 filing requirements were satisfied for 2002, except for the following: Mr. Jan Baan, Mr. Vivek Ranadivé and Mr. Somshankar Das were each late in filing their respective Forms 4 with respect to one transaction, which was subsequently reported on a Form 4.

OTHER MATTERS

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies. Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

By order of the Board of Directors

April 7, 2003
Subrah S. Iyar Chairman and Chief Executive Officer

APPENDIX A

WEBEX COMMUNICATIONS, INC.

AUDIT COMMITTEE CHARTER

This Charter governs the operations of the Audit Committee. The Audit Committee shall be appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities relating to the Company’s (1) financial statements and auditing, accounting and related reporting processes, (2) systems of internal controls regarding finance, accounting, legal compliance and ethics established by management and the Board, and (3) internal and independent auditors.

The independent auditor for the Company and the head of the internal audit staff are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee and the Board shall have the ultimate authority to select, evaluate and, where appropriate, replace the independent auditor and the head of the internal audit staff.

Composition

The Audit Committee shall consist of at least three members of the Board, each of whom shall meet the independence and experience requirements of applicable laws, regulations, and stock market rules. The members of the Audit Committee shall be appointed by the Board at the annual organizational meeting of the Board, to serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Responsibilities

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board. In carrying out its responsibilities, the Audit Committee’s policies and procedures should remain flexible in order to react to changing conditions and circumstances.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may alter or supplement them as appropriate. The Audit Committee shall:

Documents/Reports Review

•	Review and discuss with management, the internal auditor and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), as well as the auditors’ judgment about the quality, not just the acceptability, of the Company’s accounting and auditing principles and practices and the adequacy of internal controls that could significantly affect the Company’s financial statements. In addition, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditor under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as it may be modified or supplemented.

•	Recommend, based on its review and discussions set forth above, to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K).

•	Review and discuss with management, the internal auditor and the independent auditors the Company’s interim financial results to be included in the Company’s quarterly reports filed with the Securities and Exchange Commission and the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as it may be modified or supplemented.

•	Review and discuss with management, the internal auditor and the independent auditors the significant financial reporting issues and the selection, application and reasonableness of judgments and estimates made in connection with the preparation of the Company’s financial statements that may be viewed as critical and discuss any other matters communicated to the Committee by the independent auditors.

•	Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

•	Review, as a whole, or through the Chair, the impact on the financial statements of significant events, transactions, or changes in accounting principles or estimates which potentially affect the quality of the financial reporting with management, the internal auditor and the independent auditor prior to the filing of the Company’s Reports on Form 10-Q or Form 10-K, or as soon as practicable if the communications cannot be made prior to its filing.

Accounting and Financial Controls Framework

•	Review and discuss with management and the independent auditors significant changes to the Company’s auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by management, the internal auditor or the independent auditors.

•	Review and discuss with management, the internal auditor and the independent auditors the adequacy and effectiveness of the Company’s accounting and financial records and system for monitoring and managing business risk and legal compliance programs. In addition, the Audit Committee shall meet separately with the internal auditor and the independent auditor, with and without management present, to discuss the results of their examinations.

•	Review and discuss with the independent auditors any management letter provided by the independent auditors and the Company’s responses to that letter. Such review should include:

-	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

-	Whether any reportable conditions or material weakness concerning internal controls were identified by the independent auditors.

-	Any changes required in the planned scope of the audit or review.

-	The financial reporting department responsibilities and staffing.

•	Require management to promptly provide to the Audit Committee copies of any written complaints and a written description of any verbal complaints received by the Company regarding accounting controls or auditing matters, and any inquiries from or investigations by government regulators or exchanges on which the Company’s stock is listed, including but not limited to, the Securities and Exchange Commission and NASDAQ. If management reports that no such complaints have been received, require a written verification at least quarterly certified by the Chief Executive Officer and Chief Financial Officer that to their knowledge no such complaints have been received.

•	Require the Company to establish a process whereby employees of the Company can contact the Audit Committee directly regarding questionable accounting or auditing matters. Review any such communications on a regular basis and investigate any questionable items reported. Review questionable practices with management and the Company’s outside auditors. Require management to take appropriate corrective action to ensure improper practices or procedures are not repeated and are disclosed to appropriate authorities when required.

Independent Auditors

•	Recommend to the Board the appointment of the independent auditors, subject to stockholder ratification of the appointment if required or sought, which firm is ultimately accountable to the Audit Committee and the Board.

•	Approve the fees to be paid to the independent auditors.

•	Ensure that the independent auditors annually submit written disclosures delineating all relationships between the independent auditor and the Company and the auditors’ independence as required by Independence Standards Board Standard No. 1. In addition, the Audit Committee shall discuss such reports and any disclosed relationships that may impact the objectivity and independence of the auditors with the independent auditors, and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

•	Establish policies and procedures for the engagement of the independent auditors to provide non-audit services, including the requirement that any such non-audit services must be approved by the Audit Committee, and consider whether the independent auditors’ performance of any non-audit services is compatible with the independent auditors’ independence.

•	Evaluate together with the Board the performance of the independent auditors and, if so determined by the Audit Committee, recommend that the Board replace the independent auditors.

•	Meet with the independent auditors prior to the audit to review and discuss the overall scope of its audit examination and the planning and staffing of the audit.

General Authority and Responsibilities

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special legal, accounting or other consultants or experts to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Under the purview of the Board of Directors, the Audit Committee shall review any significant disagreement that is brought to its attention, after inquiry, among management and the independent auditors or the internal auditor in connection with the preparation of the Company’s financial statements. In addition, the Audit Committee shall review with management and the independent auditor any pending or threatened action by regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

In adopting this Audit Committee Charter, the Board of Directors acknowledges that the Audit Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work or auditing standards. Each member of the Audit Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Audit Committee and the accuracy and completeness of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management, the internal auditor and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

The Audit Committee shall maintain minutes of its meetings and regularly report its activities to the Board.

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

PROXY

WEBEX COMMUNICATIONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes SUBRAH IYAR or DAVID FARRINGTON, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of WebEx Communications, Inc. (the “Company”) to be held at the Company’s offices at 307 West Tasman Drive, San Jose, California 95134 on May 14, 2003 at 10:00 a.m., Pacific Daylight Time, or at any postponement or adjournment thereof, and instructs said Proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE THE AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS, FOR PROPOSAL 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☑    Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

1.    Proposal to elect Subrah Iyar and Min Zhu as the Class III Directors of the Company to serve until the 2006 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

FOR all nominees  ☐            ☐  Withheld from all nominees

Instruction:    To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below:

☐

For all nominees except as noted above.

2.    Proposal to confirm the appointment of KPMG LLP as the Company’s Independent Auditors.

FOR  ☐             AGAINST  ☐             ABSTAIN  ☐

(CONTINUED ON OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

3.    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted “FOR” the election of directors and “FOR” Proposal 2.

☐  Mark here for address change and note below.

Date:___________________________________

_______________________________________

Signature

Date:___________________________________

_______________________________________

Signature

Please sign where indicated below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.